UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2020

Avantor, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38912	82-2758923
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Radnor Corporate Center Building One, Suite 200 100 Matsonford Road Radnor, PA	19087
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 386-1700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AVTR	New York Stock Exchange
6.250% Series A Mandatory Convertible Preferred Stock, $0.01 par value	AVTR PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 1 — Registrant’s Business and Operations

Item 8.01.	Other Events.

In connection with the commencement of the offering of a potential securities transaction, Avantor, Inc. (the “Company”) is hereby providing with this current report on Form 8-K the following financial statements relating to VWR Corporation: (i) audited consolidated financial statements of VWR Corporation as of December 31, 2016 and 2015 and for each of the three years in the period ended December 31, 2016 and (ii) unaudited condensed consolidated financial statements of VWR Corporation as of September 30, 2017 and December 31, 2016 and for the three and nine months ended September 30, 2017 and 2016. The financial statements included herein were previously presented in the Company’s registration statement on Form S-1, dated May 16, 2019.

Section 9 — Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

23.1	Consent of KPMG LLP.

99.1	Audited Consolidated Financial Statements of VWR Corporation as of December 31, 2016 and 2015 and for each of the three years in the period ended December 31, 2016.

99.2	Unaudited Condensed Consolidated Financial Statements of VWR Corporation as of September 30, 2017 and December 31, 2016 and for the three and nine months ended September 30, 2017 and 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2020	Avantor, Inc.

	By:	/s/ Steven Eck
Steven Eck Senior Vice President and Chief Accounting Officer

3